UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 11, 2024
Date of Report (Date of earliest event reported)
DELEK LOGISTICS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35721		45-5379027
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

310 Seven Springs Way, Suite 500	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)
(615) 771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	DKL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
                                                     ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosures set forth in Item 2.01 below are incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed on August 7, 2024, Delek Logistics Partners, LP (the “Partnership”), through its subsidiary DKL Neptune Recycling, LLC, entered into a Purchase and Sale Agreement with H2O Midstream Holdings, LLC (the “Seller”) to purchase 100% of the limited liability company interests in H2O Midstream Intermediate, LLC, H2O Midstream Permian LLC, and H2O Midstream LLC (the “Purchased Interests”), related to Seller’s water disposal and recycling operations in the Delaware Basin in New Mexico (the “Purchase Agreement”).

The acquisition of the Purchased Interests contemplated by the Purchase Agreement closed on September 11, 2024. The purchase price for the Purchased Interests was $230 million, subject to customary closing adjustments, which was paid in a combination of $160 million in cash and $70 million in preferred equity interests of the Partnership. The preferred equity interests are convertible into common units representing limited partner interests in the Partnership at a conversion price of $49.25 per common unit. The preferred equity interests were issued to the Seller, and any common units issuable upon conversion of the preferred equity interests will be issued, pursuant to the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D as promulgated by the SEC under the Securities Act. Pursuant to a registration rights agreement (the “Registration Rights Agreement”) signed in connection with the Purchase and Sale Agreement, the Company has agreed to file with the SEC a registration statement as soon as practicable but in no event later than forty-five (45) days after the closing to register the resale of the shares of common stock issuable upon conversion of the preferred equity interests.

The foregoing description is a summary and is qualified in its entirety by reference to the Purchase Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 2.1 and 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures set forth in Item 2.01 above are incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures set forth in Item 2.01 above and Item 5.03 below are incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 11, 2024, in connection with the closing of the acquisition of the Purchased Interests, the Board of Delek Logistics GP, LLC, the general partner of the Partnership adopted the Third Amended and Restated Agreement of Limited Partnership of Delek Logistics Partners, LP (the “Third Amended and Restated Partnership Agreement”), effective upon adoption. The Third Amended and Restated Partnership Agreement amends and restates the Second Amended and Restated Agreement of Limited Partnership of Delek Logistics Partners, LP to provide for, among other things, the establishment of convertible preferred units representing limited partner interests in the Partnership (the “Preferred Units”), certain preferred distribution and liquidation rights in connection with the Preferred Units and conversion and redemption rights of the holders of the Preferred Units and the Partnership with respect to the Preferred Units.

The foregoing description of the Third Amended and Restated Partnership Agreement is not complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 12, 2024, the Partnership issued a press release announcing the closing of the acquisition of the Purchased Interests. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Partnership that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Partnership or any of its affiliates.

Item 9.01        Financial Statements and Exhibits.

(d)	Exhibits.

2.1
Purchase and Sale Agreement, dated as of August 2, 2024, by and between H2O Midstream Holdings, LLC and DKL Neptune Recycling, LLC (incorporated by reference to Exhibit 2.1 of the Partnership's Form 8-K filed on August 7, 2024).

3.1	Third Amended and Restated Agreement of Limited Partnership of Delek Logistics Partners, LP, dated September 11, 2024.
10.1	Registration Rights Agreement, dated September 11, 2024, by and between H2O Midstream Holdings, LLC and Delek Logistics Partners, LP.
99.1	Press release issued September 12, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2024	DELEK LOGISTICS PARTNERS, LP
By: Delek Logistics GP, LLC
its general partner

/s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)